Exhibit 10.2

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (together with Annex A hereto, this “Agreement”) is dated as of April     , 2011, by and among AG Mortgage Investment Trust, Inc., a Maryland corporation (the “Issuer”) and [            ] (the “Purchaser”).

W I T N E S S E T H:

WHEREAS, the Issuer is entering into an underwriting agreement on the date hereof (the “Underwriting Agreement”), with the underwriters named therein (the “Underwriters”) pursuant to which the Issuer shall, subject to the satisfaction of the terms and conditions set forth in the Underwriting Agreement, issue and sell to the Underwriters [—] shares (the “IPO Shares”) of common stock, par value $0.01 per share, of the Issuer (the “Common Stock”) in connection with an offering to the public (the “IPO”) of the IPO Shares for $[—] per share (the “IPO Price”); and

WHEREAS, subject to the Issuer’s issuance and sale of the IPO Shares to the Underwriters pursuant to and in accordance with the Underwriting Agreement, the Purchaser desires to purchase from the Issuer [—] shares of Common Stock (the “Subject Shares”) at the IPO Price per share, for an aggregate purchase price of $[—] (the “Subject Shares Purchase Price”), and the Issuer desires to issue and sell the Subject Shares to the Purchaser in exchange for the Subject Shares Purchase Price, in each case on the terms and subject to the conditions described herein.

NOW THEREFORE, in consideration of the premises and of the mutual agreements, covenants and provisions herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree to and shall be bound by the provisions provided in this Agreement, including, without limitation, Annex A hereto.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

ISSUER:

AG MORTGAGE INVESTMENT TRUST, INC.

By:
Name:
Title:

PURCHASER:

[ ]

By:
Name:
Title:

ANNEX A

ARTICLE 1

PURCHASE AND SALE

1.1    Purchase and Sale of the Subject Shares. Subject to (a) the terms and conditions set forth in this Agreement and (b) the Issuer’s issuance and sale of the IPO Shares to the Underwriters pursuant to and in accordance with the Underwriting Agreement (the “IPO Closing”), the Issuer shall issue and sell to the Purchaser the Subject Shares in exchange for the Subject Shares Purchase Price and the Purchaser shall purchase the Subject Shares from the Issuer in exchange for the Subject Shares Purchase Price.

1.2    Closing. Subject to the terms and upon the satisfaction of the conditions of this Agreement and the occurrence of the IPO Closing, the closing of the purchase and sale of the Subject Shares (the “Closing”) shall take place on the date of the IPO Closing at the offices of counsel to the Issuer, McDermott Will & Emery LLP located at 340 Madison Avenue, New York, New York 10173, or at such other place as the parties hereto shall agree in writing.

1.3    Closing Deliveries. At the Closing, (a) the Purchaser shall deliver to the Issuer the Subject Shares Purchase Price by wire transfer of immediately available funds to an account designated by the Issuer in writing at least two (2) business days prior to the date of the Closing and (b) the Issuer shall issue the Subject Shares and deliver certificates representing the Subject Shares to the Purchaser.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE ISSUER

The Issuer represents and warrants to the Purchaser as follows:

2.1    Formation and Good Standing. The Issuer is a corporation duly incorporated and validly existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland.

2.2    Authorization and Validity of Agreements. The Issuer has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, the performance by the Issuer of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action of the Issuer. This Agreement constitutes a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except that the enforceability of this Agreement against the Issuer may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally, public policy and general equitable principles

2.3    No Conflicts; Consents. The execution, delivery and performance of this Agreement by the Issuer and the consummation by the Issuer of the transactions contemplated hereby do not and will not conflict with, contravene, result in a violation or breach of or default under (with or without the giving of notice or the lapse of time, or both), permit any party to terminate, amend or accelerate the provisions of, or result in the imposition of any claim, lien, pledge, deed of trust, option, charge, security interest, hypothecation, encumbrance, right of first offer, voting trust, proxy, right of third parties or other restriction or limitation of any nature whatsoever (each, a “Lien”), or any obligation to create any Lien, upon any of the property or assets of the Issuer under (a) any contract, agreement, indenture, letter of credit, mortgage, security agreement, pledge agreement, deed of trust, bond, note, guarantee, surety obligation, warranty, license, franchise, permit, power of attorney, lease, instrument or other agreement (each, a “Contract”) to which the Issuer is a party or by which any of its property or assets may be bound or (b) any provision of any organizational document of the Issuer.

2.4    Authorization of the Shares. The Subject Shares have been duly authorized and, when issued in accordance with this Agreement, the Subject Shares will be duly and validly issued, fully paid and non-assessable shares of Common Stock and will be free and clear of all Liens, other than restrictions on transfer imposed by the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws.

2.5    Exemption from Registration; No Integration; No General Solicitation.

(a)    Subject to the accuracy of the representations and warranties of the Purchasers, it is not necessary in connection with the offer, sale and delivery of the Subject Shares to the Purchasers in the manner contemplated by this Agreement to register the Subject Shares under the Securities Act.

(b)    Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act) of the Company has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Subject Shares in a manner that would require the registration under the Securities Act of the Subject Shares or (ii) offered, solicited offers to buy or sold the Subject Shares by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser represents and warrants to the Issuer as follows:

3.1    Formation and Good Standing. If a business entity, the Purchaser is duly organized, validly existing and in good standing under the jurisdiction and laws of the jurisdiction of its organization.

3.2    Authorization and Validity of Agreements. The Purchaser has all requisite power and authority to execute and deliver this Agreement, to perform his, her or its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, the performance by the Purchaser of his, her or its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by the Purchaser and, if a business entity, by all requisite corporate action of the Purchaser. This Agreement constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except that the enforceability of this Agreement against the Purchaser may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally, public policy and general equitable principles.

3.3    No Conflicts; Consents. The execution, delivery and performance of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby do not and will not conflict with, contravene, result in a violation or breach of or default under (with or without the giving of notice or the lapse of time, or both), permit any party to terminate, amend or accelerate the provisions of, or result in the imposition of any Lien (or any obligation to create any Lien) upon any of the property or assets of the Purchaser under (a) any Contract to which the Purchaser is party or by which any of his, her or its property or assets may be bound or (b) if a business entity, any provision of any organizational document of the Purchaser.

3.4    Investment Purpose; Accredited Purchaser; Access to Information.

(a)    The Purchaser hereby acknowledges that the Subject Shares have not been registered under the Securities Act and may not be offered or sold except pursuant to registration or to an exemption from the registration requirements of the Securities Act and that the certificates evidencing the Subject Shares will bear a legend to that effect. The Subject Shares to be acquired by the Purchaser pursuant to this Agreement are being acquired for his, her or its own account and with no intention of distributing or reselling the Subject Shares or any part thereof in any transaction that would be in violation of the securities laws of the United States, any state of the United States or any foreign jurisdiction. The Purchaser further agrees that he, she or it has not entered and prior to the Closing will not enter into any Contract with respect to the distribution, sale, transfer or delivery of the Subject Shares.

(b)    The Purchaser is an “accredited investor” as such term is defined in Section 2(15) of the Securities Act and within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect.

(c)    The Purchaser is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks involved in purchasing the Subject Shares and to make an informed decision relating thereto. The Purchaser has been furnished with the materials relating to the business, operations, financial condition, assets, liabilities of the Issuer and other matters relevant to the Purchaser’s investment in the Subject Shares which have been requested by the Purchaser. The Purchaser has had adequate opportunity to ask questions of, and receive answers from, the officers, employees, agents, accountants, and representatives of the Issuer concerning the business, operations, financial condition, assets and liabilities of the Issuer and all other matters relevant to its investment in the Subject Shares.

ARTICLE 4

COVENANTS

4.1    Registration Rights. Subject to the occurrence of the IPO Closing and the Closing, each party hereto shall enter into that certain Registration Rights Agreement in the form attached as Exhibit A hereto with respect to the Subject Shares.

4.2    Further Assurances. Each party hereto shall execute and deliver such instruments and take such other actions prior to and/or after the Closing as the other party hereto may reasonably request in order to carry out the intent of this Agreement, including, without limitation, obtaining any required consents or approvals from third parties, if any.

ARTICLE 5

CONDITIONS PRECEDENT TO THE OBLIGATIONS

5.1    Mutual Conditions. Each of the Issuer’s and the Purchaser’s respective obligations to consummate the purchase and sale of the Subject Shares at the Closing pursuant to and in accordance with this Agreement are subject to the fulfillment of the following conditions: (a) the occurrence of the IPO Closing, (b) the absence of any order, decree, judgment or injunction of a court of competent jurisdiction or other governmental or regulatory authority precluding the consummation of the purchase and sale of the Subject Shares contemplated hereby and (c) there shall not have been any action taken or any statute, rule or regulation enacted, promulgated or deemed applicable to, the purchase and sale of the Subject Shares contemplated hereby by any court, governmental agency or regulatory or administrative authority that makes consummation of such transactions illegal.

5.2    Conditions to the Obligations of the Issuer. The Issuer’s obligation to consummate the purchase and sale of the Subject Shares at the Closing pursuant to and in accordance with this Agreement is subject to the fulfillment (or waiver by the Issuer) of the following conditions: (a) the representations and warranties of the Purchaser contained in or made pursuant to this Agreement shall be deemed to have been made again at and as of the Closing and shall then be true and accurate and (b) the Purchaser shall have performed and complied in all material respects with his, her or its obligations required by this Agreement to be performed or complied with by him, her or it prior to or at the Closing.

5.3    Conditions to the Obligations of the Purchaser. The Purchaser’s obligation to consummate the purchase and sale of the Subject Shares at the Closing pursuant to and in accordance with this Agreement is subject to the fulfillment (or waiver in writing by the Purchaser) of the following conditions: (a) the representations and warranties of the Issuer contained in or made pursuant to this Agreement shall be deemed to have been made again at and as of the Closing and shall then be true and accurate and (b) the Issuer shall have performed and complied in all material respects with its obligations required by this Agreement to be performed or complied with by it prior to or at the Closing.

ARTICLE 6

MISCELLANEOUS

6.1    Termination. This Agreement shall be terminated prior to the Closing if, prior to the consummation of the IPO Closing, the Underwriting Agreement is terminated pursuant to its terms. In the event of any termination of this Agreement, this Agreement shall become void and have no effect, without any liability to either party hereto, except for any liability resulting from a breach of this Agreement by either party hereto prior to such termination.

6.2    Survival. Each of the representations and warranties contained in this Agreement shall survive indefinitely. Each covenant contained in this Agreement shall survive the Closing until performed in accordance with its terms.

6.3    Amendments; Waivers. The provisions of this Agreement may not be amended or modified except by a writing signed by each party hereto. No waiver of any term or condition hereof or obligation hereunder shall be valid unless made in writing and signed by the party to which any such performance is due.

6.4    Severability of Provisions. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party hereto. Upon such a determination, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

6.5    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any conflict of laws principles thereof that would cause the application of the laws of another jurisdiction.

6.6    Waiver of Trial By Jury. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER.

6.7    Remedies and Waivers. No delay or omission on the part of either party hereto in exercising any right, power or remedy provided by law or under this Agreement shall (i) impair such right, power or remedy or (ii) operate as a waiver thereof. The single or partial exercise of any right, power or remedy provided by law or under this Agreement shall not preclude any other or further exercise of any other right, power or remedy. The rights, powers and remedies provided in this Agreement are cumulative and not exclusive of any rights, powers and remedies provided by law.

6.8    Notices. All notices, requests, demands, waivers and other communications to be given by either party hereto hereunder shall be in writing and shall be (i) mailed by first-class, registered or certified mail, postage prepaid, (ii) sent by hand delivery or reputable overnight delivery service or (iii) transmitted by fax (provided that a copy is also sent by reputable overnight delivery service) addressed to the Secretary of the Issuer or the Secretary of the Purchaser, as applicable, in each case at c/o Angelo, Gordon & Co., L.P., 245 Park Avenue, 26th Floor, New York, New York 10167, or such other address as may be specified in writing to the other party hereto. All such notices, requests, demands, waivers and other communications shall be deemed to have been given and received (i) if by personal delivery or fax, on the day of such delivery, (ii) if by first-class, registered or certified mail, on the fifth business day after the mailing thereof or (iii) if by reputable overnight delivery service, on the day delivered.

6.9    Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

6.10    Headings. The Article and Section headings contained herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

6.11    Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.

EXHIBIT A

[FORM OF REGISTRATION RIGHTS AGREEMENT]